Exhibit 10.2

DEALER MANAGER AGREEMENT

May 22, 2025

Ares Wealth Management Solutions, LLC

1200 17th Street Suite 2900

Denver, CO 80202

This Dealer Manager Agreement (this “Agreement”) is entered into by and between Ares Sports, Media and Entertainment Opportunities LP (the “Fund”) and Ares SME O TE LP (the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the “Partnership”), and Ares Wealth Management Solutions, LLC (the “Dealer Manager”).

The Partnership is conducting a private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), of the Partnership’s limited partnership units (the “Units”), which may consist of Class F, Class FTE, Class A-S, Class A-STE, Class A-D, Class A-DTE, Class A-N, Class A-NTE, Class A-I, Class A-ITE, Class E, Class ETE, Class S, Class STE, Class D, Class DTE, Class N, Class NTE, Class I and Class ITE Units and any other classes of Units added by Ares SME Management O GP LLC (the “General Partner”) from time to time (each, a “Class”).

Under the terms of the Offering, as set forth in the Partnership’s confidential private placement memorandum related to the Offering (including any supplements and amendments thereto, all financial statements, appendices and all other documents which are part thereof, the “Memorandum”), Units will be issued and sold on a continuous monthly basis at a purchase price equal to the Partnership’s net asset value (“NAV”) per Unit as of the last calendar day of the immediately preceding month applicable to the Class of Units being purchased (or as otherwise set forth in the Memorandum). In connection with the Offering, the minimum initial subscription amount by any one person shall be as set forth in the Memorandum (except as otherwise accepted by the Dealer Manager pursuant to its discretion to accept lesser amounts).

The differences between the Classes of Units and the eligibility requirements for each Class are described in detail in the Memorandum. The Units are to be offered and sold as described in the Memorandum. Except as otherwise agreed by the Partnership and the Dealer Manager, Units are to be sold through the Dealer Manager, as the dealer manager, and the broker-dealers (each a “Dealer” and collectively, the “Dealers”) with whom the Dealer Manager has entered into or will enter into a selected dealer agreement related to the distribution of Units substantially in the form attached to this Agreement as Exhibit B or such other form as approved by the Partnership (each, a “Selected Dealer Agreement”). For unitholders who have not “opted out” of the Partnership’s distribution reinvestment plan (the “DRIP”), the cash distributions attributable to the Class of Units that each unitholder owns will be automatically reinvested in additional Units of the same class. The DRIP Units are to be issued to unitholders of the Partnership at a purchase price equal to the most recent available NAV per unit for such Units at the time the distribution is payable.

Terms not defined herein shall have the same meaning as in the Memorandum. Now, therefore, the Partnership hereby agrees with the Dealer Manager as follows:

1.              Representations and Warranties of the Partnership: The Partnership represents and warrants to the Dealer Manager and each Dealer participating in the Offering that:

a.            It is not necessary in connection with the offer, sale and delivery of the Units to investors in the manner contemplated by this Agreement to register the Units under the Securities Act. The Partnership is conducting this offering of Units as a private placement and will not take any action that (i) causes the offering of the Units to lose any exemption from registration with the SEC provided by Section 4(a)(2) of the Securities Act and/or any regulations promulgated thereunder or (ii) causes the offering of Units to lose its exemption from registration provided by Rule 506(b) of Regulation D under the Securities Act or, as applicable, Regulation S under the Securities Act.

b.           Each of the Fund and the Feeder has been duly and validly organized and formed as a limited partnership under the laws of the state of Delaware, with the power and authority to conduct its business as described in the Memorandum, and to offer and sell the Units as contemplated by the Memorandum and this Agreement. The Partnership is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, of the Partnership, or the earnings, business affairs or business prospects of the Partnership.

c.            The Memorandum, as of its date, does not and will not contain any untrue statements of material facts or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provisions of this Section 1.c. will not extend to any statements contained in or omitted from the Memorandum as are primarily within the knowledge of the Dealer Manager or any of the Dealers and are based upon information furnished by the Dealer Manager in writing to the Partnership specifically for inclusion therein.

d.            The Partnership intends to use the funds received from the sale of the Units as set forth in the Memorandum.

e.            No consent, approval, authorization or other order of, or any filing or declaration with, any court or governmental authority or agency, national securities exchange or futures association is required in connection with the execution or delivery by the Partnership of this Agreement or the issuance and sale by the Partnership of the Units, except such filings as may be required under the Securities Act or the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or applicable state securities laws, which have been or will be timely filed.

f.             Unless otherwise described in the Memorandum, there are no actions, suits or proceedings pending, or to the knowledge of the Partnership, threatened, against the Partnership at law or in equity or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, which will have a material adverse effect on the ability of the Partnership to conduct its business as described in the Memorandum.

g.            The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Partnership will not conflict with or constitute a default under (i) the Fund’s amended and restated limited partnership agreement (as further amended, restated or supplemented from time to time, the “Fund LPA”) and the Feeder’s amended and restated limited partnership agreement (as further amended, restated or supplemented from time to time, the “Feeder LPA” and together with the Fund LPA, unless the context otherwise requires, the “Partnership Agreements”), (ii) any indenture, mortgage, deed of trust or lease to which the Partnership or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Partnership or any of its subsidiaries is subject, or (iii) any rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Partnership, in each case, that would reasonably be expected to have a material adverse effect on the ability of the Partnership to conduct its business as described in the Memorandum, except (1) to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws, and (2) for such conflicts or defaults that would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Partnership and its subsidiaries taken as a whole.

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h.            The Partnership has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, except to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

i.             At the time of the issuance of the Units, the Units will have been duly authorized and, when issued and sold as contemplated by the Memorandum and Partnership Agreements, each as may be amended and supplemented, and upon payment therefor as provided by the Memorandum and this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Memorandum.

j.             The Partnership has filed all material federal, state and foreign income tax returns, which have been required to be filed, on or before the due date (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes indicated by said returns and all assessments received by the Partnership to the extent that such taxes or assessments have become due, except where the Partnership is contesting such assessments in good faith and except for such taxes and assessments of immaterial amounts, the failure of which to pay would not have a material adverse effect on the condition, financial or otherwise, of the Partnership, or the earnings, business affairs or business prospects of the Partnership.

k.            The financial statements of the Partnership included or incorporated by reference in the Memorandum present fairly in all material respects the financial position of the Partnership as of the date indicated and the results of its operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as may be expressly stated in the related notes thereto).

l.             The Partnership is not required to register as an “investment company,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, in reliance upon an exemption under Section 3(c)(7) of the 1940 Act, and it will exercise reasonable diligence to ensure that it does not lose such exemption or otherwise become required to register as an “investment company” within the meaning of the 1940 Act.

m.           The Dealer Manager shall cause Ares Capital Management LLC (the “Investment Manager”) to use commercially reasonable efforts in ensuring that any information regarding the Investment Manager, the General Partner or the Partnership (including information in the Offering Materials (as defined below)) that would be an “advertisement” of the Investment Manager, and that is furnished to the Dealer Manager or any Dealer and required or permitted under this Agreement to be distributed to Dealer Manager, a Dealer or Dealer’s customer in connection with the offering of Units, including, without limitation, the Memorandum and the Company-Approved Supplemental Information (as defined below), is, and at the time such material is provided to Dealer Manager or a Dealer, in compliance with the requirements applicable to “advertisements” under Rule 206(4)-1 under the Investment Advisers Act of 1940, as amended from time to time (the “Advisers Act”) (as such term is defined in the Marketing Rule (defined below)). The Partnership acknowledges that the Dealer Manager is not responsible for ensuring that any materials received from the Investment Manager or the Partnership that would be deemed an “advertisement” of the Investment Manager under Rule 206(4)-1 under the Advisers Act (the “Marketing Rule”) (including the Offering Materials) comply with the Marketing Rule provided Dealer Manager has not altered such materials.

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n.            Any and all supplemental sales materials prepared by the Partnership and any of its affiliates (excluding the Dealer Manager) specifically for use with prospective investors in connection with the Offering, when used in conjunction with the Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Memorandum, not misleading. If at any time any event occurs which is known to the Partnership as a result of which such supplemental sales materials when used in conjunction with the Memorandum would include an untrue statement of a material fact or, in view of the circumstances under which they were made, omit to state any material fact necessary to make the statements therein not misleading, the Partnership will promptly notify the Dealer Manager thereof.

o.            None of the Partnership, any of its predecessors, any affiliated issuer, any trustee, executive officer, other officer of the Partnership participating in the Offering, any beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of 20% or more of the Partnership’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Partnership in any capacity at the time of sale (each, a “Partnership Covered Person” and, together, “Partnership Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Partnership has exercised, and during the term of the Offering will continue to exercise, reasonable care to determine whether any Partnership Covered Person, any Dealer Manager Covered Person (as defined in Section 4.i. below) and any Dealer Covered Person (as defined in the Selected Dealer Agreement attached hereto) is subject to a Disqualification Event. The Partnership will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e), and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Dealer Manager, promptly furnish the Dealer Manager with such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Dealer Manager may reasonably request.

p.            The Partnership is not aware of any person (other than any Partnership Covered Person, Dealer Manager Covered Person or Dealer Covered Person) that has been or will be paid (directly or indirectly) renumeration for solicitation of purchasers in connection with the sale of any Units.

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q.            With respect to each Partnership Covered Person, the Partnership has established procedures reasonably designed to ensure that the Partnership receives notice from each such Partnership Covered Person of (i) any Disqualification Event relating to that Partnership Covered Person, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to that Partnership Covered Person.

r.             The representations and warranties in this Section 1 are and shall be continuing representations and warranties throughout the term of the Offering. The Partnership will promptly notify the Dealer Manager in writing upon becoming aware of any fact which makes any such representation or warranty untrue.

2.             Covenants of the Partnership. The Partnership covenants and agrees with the Dealer Manager that:

a.            It will, at no expense to the Dealer Manager, furnish the Dealer Manager with such number of printed copies of the Memorandum, including all amendments and exhibits thereto, as the Dealer Manager may reasonably request. It will similarly furnish to the Dealer Manager and others designated by the Dealer Manager as many copies of the following documents as the Dealer Manager may reasonably request: (i) this Agreement and (ii) any other printed sales literature or other materials (provided that the use of said sales literature and other materials has been first approved for use by the Partnership and all appropriate regulatory agencies).

b.            It will furnish such proper information and execute and file such documents as may be necessary for the Partnership to qualify the Units for offer and sale under the securities laws of such jurisdictions as the Dealer Manager may reasonably designate and will file and make in each year such statements and reports (including, without limitation, filings required under the Exchange Act) as may be required, it being understood that the Partnership will not be required to register the Offering under the Securities Act. The Partnership will furnish to the Dealer Manager upon request a copy of such papers filed by the Partnership in connection with any such qualification.

c.            If, during the Offering, any event occurs as a result of which, in the opinion of either the Partnership or the Dealer Manager, the Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Partnership will promptly notify the Dealer Manager thereof (unless the information shall have been received from the Dealer Manager) and will effect the preparation of an amended or supplemental Memorandum which will correct such statement or omission.

d.            The Partnership agrees to promptly notify the Dealer Manager in the event that any of the representations and warranties set forth herein becomes materially inaccurate, or in the event that any covenant or condition on their part to be performed or satisfied has been breached or not satisfied in any material respect.

e.            To the extent the Partnership provides materials to the Dealer Manager specifically for distribution to a Dealer in connection with its due diligence investigation relating to the Offering, such materials, to the knowledge of the Partnership, will be materially accurate as of the date or dates specified in such materials.

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f.             It will not conduct the Offering or offer or sell any of the Units by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D. The Partnership shall use its best efforts to qualify and maintain the qualification of the Units for sale under the securities laws of such jurisdictions as the Dealer Manager and the Partnership may approve. The Partnership will use its best efforts to conduct the Offering in compliance with the requirements of all applicable jurisdictions.

g.            It will cause to be prepared, executed and timely filed with the Securities Exchange Commission (“SEC”) such notices on Form D as are required by Rule 503 of Regulation D and will take all action necessary to comply with Rule 503 of Regulation D, and it will cause to be prepared, executed and timely filed any reports of sale or other filings as may be required under applicable federal or state securities laws and the rules and regulations thereunder.

h.            The Partnership will notify the Dealer Manager in writing, promptly upon the occurrence of (i) any Disqualification Event relating to any Partnership Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Partnership Covered Person.

3.              Representations and Warranties of the Dealer Manager.

The Dealer Manager represents and warrants to the Partnership that:

a.            The Dealer Manager has been duly and validly organized and formed as a limited liability company under the laws of the State of Colorado, with the power and authority to enter into this Agreement and to carry out its obligations hereunder.

b.            The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms of this Agreement by the Dealer Manager will not conflict with or constitute a default under (i) its organizational documents, (ii) any indenture, mortgage, deed of trust or lease to which the Dealer Manager or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Dealer Manager or any of its subsidiaries is subject, or (iii) any rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Dealer Manager, except (1) to the extent that the enforceability of the indemnity and/or contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws, and (2) for such conflicts or defaults that would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Dealer Manager and its subsidiaries taken as a whole.

c.            The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a broker-dealer duly registered as such in the State of Colorado, a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and a broker or dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out the Offering contemplated by the Memorandum. The Dealer Manager represents that it and its employees and representatives have all required licenses and registrations to act under this Agreement. The Dealer Manager is in compliance with all applicable rules and regulations to which it is subject, including without limitation, those under the Exchange Act and the Rules promulgated by FINRA.

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d.            The information furnished to the Partnership by the Dealer Manager in writing expressly for use in the Offering Materials does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

e.            The Dealer Manager acknowledges that the Offering is inappropriate for and shall not be used for any form of prospecting, and that the SEC staff has indicated that it believes furnishing copies of a private placement memorandum (or a description of the terms of a security to be privately placed) to lawyers, accountants or other professionals and asking such lawyers, accountants or other professionals to call an offering to the attention of their clients who might be interested or to otherwise facilitate the offering (the “Financial Intermediaries”) may constitute a general solicitation. The Dealer Manager further acknowledges that the use of Financial Intermediaries in this manner is inconsistent with a private placement under Rule 506(b) of Regulation D, and the Dealer Manager covenants that it shall not initiate contact with a Financial Intermediary, other than a registered representative of a registered broker dealer or registered investment adviser, for the purpose of soliciting, directly or indirectly, an offer to participate in the Offering.

f.             The Dealer Manager represents and warrants to the Partnership that it will not engage or retain, or assign or delegate its rights or obligations hereunder to, any Dealer to assist the Dealer Manager in the offer, sale, marketing or promotion of Units, without the prior written approval of the General Partner; provided, however, that the Dealer Manager may enter a selected dealer agreement related to the distribution of Units on terms not materially less advantageous to the Partnership than those in the form attached as Exhibit B without such prior written approval. Any approved Dealer shall be required to enter into an agreement with the Dealer Manager, which the Dealer Manager shall use commercially reasonable efforts to cause to include representations, warranties and covenants sufficient for the Investment Manager to be able to demonstrate its reasonable belief that, in connection with the services or activities performed by the Dealer under such Selected Dealer Agreement, the Dealer will use its best efforts to ensure that each “endorsement” or “testimonial” (as defined in the Marketing Rule) complies with the requirements of the Marketing Rule. The Dealer Manager will use commercially reasonable efforts to cooperate with the Investment Manager’s requests for information required for purposes of compliance with the Marketing Rule.

g.            Dealer Manager agrees to promptly notify the Partnership, General Partner and the Investment Manager in the event that any of the representations and warranties set forth in a Selected Dealer Agreement becomes materially inaccurate, or in the event that any covenant or condition on Dealer’s part to be performed or satisfied has been breached or not satisfied in any material respect.

4.              Covenants of the Dealer Manager

The Dealer Manager and the Dealers will conduct the Offering in compliance with (i) the private placement procedures set forth in the Memorandum; (ii) the requirements of the Securities Act and the rules and regulations promulgated thereunder, including without limitation, Regulation D and, as applicable, Exchange Act Rule 15l-1 (“Regulation Best Interest”); (iii) the requirements of the Exchange Act and the rules and regulations promulgated thereunder; (iv) all applicable state securities laws; (v) all other state or federal laws, rules and regulations applicable to the Offering and the sale of Units and (vi) the Rules and guidelines promulgated by FINRA, including published guidance relating to the avoidance of general solicitation. The Dealer Manager covenants and agrees with the Partnership that:

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a.            During the course of the Offering, the Dealer Manager will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement, in light of the circumstances under which it was made, not misleading, concerning the Offering or any matters set forth in or contemplated by the Memorandum.

b.            The Dealer Manager shall not use any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D) in making offers of Units. Without limiting the foregoing, the Dealer Manager will not conduct the Offering or offer or sell the Units by means of:

(i)            any advertisement, article, notice or other communication mentioning the Offering or the Units published in any newspaper, magazine or similar medium, cold mass mailings, broadcast over television, radio or the internet, or an e-mail message sent to a large number of previously unknown persons;

(ii)           any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or

(iii)          any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

c.            The Dealer Manager will only use sales materials (other than the Memorandum) the use of which in connection with the Offering has been approved in advance by the Partnership in writing (“Company-Approved Supplemental Information” and collectively with the Memorandum, the “Offering Materials”) and will not provide any Company-Approved Supplemental Information to any prospective investor unless such materials were accompanied or preceded by the Memorandum.

d.            The Dealer Manager will notify the Partnership in advance in writing of the states in which it or a Dealer plans to offer the Units. If the Partnership advises the Dealer Manager in writing that the Units are not eligible to be sold pursuant to an exemption from registration in, or if the Partnership (in its sole discretion) otherwise elects not to offer the Units in, one or more states, the Dealer Manager will immediately cease and desist from offering Units to persons in such states.

e.            Until the termination of the Offering, the Dealer Manager shall require the Dealers to provide each prospective investor with a copy of the Memorandum.

f.             Until the termination of the Offering, if the Dealer Manager has been provided with a supplement or amendment to the Memorandum, the Dealer Manager shall deliver such supplement or amendment to the Dealers so that the Dealers can distribute such supplement or amendment to persons who previously received a copy of the Memorandum and include such supplement or amendment in all deliveries of the Memorandum after receipt of any such supplement or amendment.

g.            The Dealer Manager will furnish to the Partnership upon request a complete list of all persons and entities who have received a Memorandum and such parties’ addresses.

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h.            The Dealer Manager will comply with all applicable federal and state laws and regulations relating to the collection, maintenance and disclosure of non-public information provided by prospective investors in connection with their proposed investment in the Units.

i.             The Dealer Manager represents that neither it, nor any of its directors, executive officers, general partners, managing members or other officers participating in the Offering, nor any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, nor any other officers, employees or associated persons of the Dealer Manager or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Units (each, a “Dealer Manager Covered Person” and, together, “Dealer Manager Covered Persons”), is subject to any Disqualification Event except for a Disqualification Event (i) contemplated by Rule 506(d)(2) of the Securities Act and (ii) a description of which has been furnished in writing to the Partnership prior to the date hereof.

j.             The Dealer Manager represents that it is not aware of any person (other than any Partnership Covered Person, Dealer Manager Covered Person or Dealer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Units. The Dealer Manager will notify the Partnership of any agreement entered into between the Dealer Manager and any such person in connection with such sale.

k.            The representations, warranties and covenants in Sections 4.i. through 4.j. above are and shall be continuing representations, warranties and covenants throughout the term of the Offering. The Dealer Manager will notify the Partnership in writing promptly upon the occurrence of (i) any Disqualification Event relating to any Dealer Manager Covered Person not previously disclosed to the Partnership in accordance with Section 4.i. above, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Dealer Manager Covered Person.

l.             If the Dealer Manager receives notification from a Dealer upon the occurrence of (i) any Disqualification Event relating to any Dealer Covered Person not previously disclosed to the Dealer Manager, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Dealer Covered Person and in such event, require the Dealer to terminate the Dealer Covered Person or, for Dealer Covered Persons who are not directors or executive officers, no longer permit the Dealer Covered Person to participate in the Offering, the Dealer Manager will notify the Partnership in writing promptly upon receiving notification from such Dealer of the occurrence of any such event described in this paragraph.

m.           The Dealer Manager acknowledges that, with respect to each Dealer Manager Covered Person and Dealer Covered Person, the Partnership is relying upon the representations, covenants and agreements of the Dealer Manager set forth in this Section 4 and the representations, covenants and agreements of the Dealers referred to in this Section 4 as procedures reasonably designed to ensure that the Partnership receives notice from each such Dealer Manager Covered Person or Dealer Covered Person of (i) any Disqualification Event relating to that Dealer Manager Covered Person or Dealer Covered Person, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to that Dealer Manager Covered Person or Dealer Covered Person.

n.            The Dealer Manager will provide such certifications, documentation, and other information reasonably requested by the Partnership from time to time which the Partnership deems to be necessary or advisable to carry out the exercise of reasonable care under Rule 506(d) and (e) under the Securities Act in connection with the Offering.

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o.            The Dealer Manager shall, and shall cause each Dealer, to offer Units only to a prospective investor (i) whom the Dealer Manager or Dealer, as applicable, has reasonable grounds to believe, and in fact believes, is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D) and a “qualified purchaser” (as such term is defined in Section 2(a)(51) of the 1940 Act), and otherwise meets the financial suitability and other purchaser requirements set forth in the Memorandum or in any suitability letter or memorandum sent to it by the Partnership or the Dealer Manager and (ii) with whom the Dealer Manager or Dealer or an associated person of the Dealer Manager or the Dealer, as applicable, has a “pre-existing substantive relationship” as such term has been interpreted by the SEC in published guidance (a “pre-existing substantive relationship”). During the course of the Offering, the Dealer Manager will comply, and shall direct each Dealer who enters into a Selected Dealer Agreement with the Dealer Manager to comply, with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D, Rule 506 promulgated under the Securities Act and, if applicable, FINRA Rule 2111 and Regulation Best Interest. The Dealer Manager shall direct each Dealer who enters into a Selected Dealer Agreement with the Dealer Manager to make, or cause to be made, inquiries as required by this Agreement, the Selected Dealer Agreement, the Memorandum, or applicable law of all prospective investors to ascertain whether a purchase of a Unit is suitable for the prospective investor.

5.              Obligations and Compensation of Dealer Manager.

a.            The Partnership hereby appoints the Dealer Manager as its agent and principal distributor for the purpose of selling for cash the Units set forth in the Memorandum through Dealers, all of whom shall be members of FINRA. The Dealer Manager hereby accepts such agency and distributorship and agrees to use its best efforts to sell the Units on said terms and conditions set forth in the Memorandum with respect to the Offering, as it may be amended from time to time.

b.            Promptly after the initial date of the Memorandum, the Dealer Manager and the Dealers shall commence the offering of the Units in the Offering for cash in jurisdictions in which the Units are exempt for sale or in which such offering is otherwise permitted. The Dealer Manager and the Dealers will suspend or terminate offering of the Units upon request of the Partnership at any time and will resume offering the Units upon subsequent request of the Partnership.

c.            Except as may be provided in the Memorandum, the Partnership shall pay to the Dealer Manager a unitholder servicing fee with respect to sales of certain Class of Units (the “Servicing Fee”) and the Dealer Manager may permit Dealers to charge upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fees”), all as described in Exhibit A to this Agreement. The Partnership shall pay the Servicing Fee to the Dealer Manager monthly in arrears; provided that the Dealer Manager may reallow all or a portion of the Servicing Fee to any Dealers who sold the Class of Units giving rise to a portion of such Servicing Fee to the extent the Selected Dealer Agreement with such Dealer provides for such a reallowance and such Dealer is in compliance with the terms of such Selected Dealer Agreement related to such reallowance. Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as the Dealer who sold the applicable Class of Units giving rise to a portion of the Servicing Fee is no longer the broker-dealer of record with respect to such Class of Units or the Dealer no longer satisfies any or all of the conditions in its Selected Dealer Agreement for the receipt of the Servicing Fee, then Dealer’s entitlement to the Servicing Fees related to such Class of Units, as applicable, shall cease in, and Dealer shall not receive the Servicing Fee for, that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration). Broker-dealer transfers will be made effective as of the start of the first business day of a month. Thereafter, such Servicing Fees may be reallowed to the then-current broker-dealer of record of the Class of Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Selected Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”), such Selected Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallowance and the Servicing Dealer is in compliance with the terms of such agreement related to such reallowance. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer is not entitled to any Subscription Fee or Servicing Fee with respect to Class I, Class A-I, Class F or Class E Units. The Dealer Manager may also reallow some or all of the Servicing Fee to other broker-dealers who provide services with respect to the Units (who shall be considered additional Servicing Dealers) pursuant to a Servicing Agreement with the Dealer Manager to the extent such Servicing Agreement provides for such reallowance and such additional Servicing Dealer is in compliance with the terms of such agreement related to such reallowance, in accordance with the terms of such Servicing Agreement.

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d.            The terms of any reallowance of the Servicing Fee shall be set forth in the Selected Dealer Agreement or Servicing Agreement entered into with the Dealers or Servicing Dealers, as applicable. The Partnership will not be liable or responsible to any Dealer or Servicing Dealer for direct payment of commissions, or any reallowance of the Servicing Fee to such Dealer or Servicing Dealer, it being the sole and exclusive responsibility of the Dealer Manager for the reallowance of the Servicing Fee to Dealers and Servicing Dealers. Notwithstanding the foregoing, at the discretion of the Partnership, the Partnership or its affiliates may act as agent of the Dealer Manager by making direct payment of Servicing Fees to Dealers on behalf of the Dealer Manager without incurring any liability. Further, the Partnership and the Dealer Manager are not responsible for any Subscription Fee charged by Dealers, the terms of which shall be set forth in the applicable Selected Dealer Agreement.

e.            The Dealer Manager and all Dealers will offer and sell the Units at the applicable prices per Unit as determined in accordance with the Memorandum. The Partnership and/or the Investment Manager, or its affiliates, shall reimburse the Dealer Manager for all items of underwriting compensation referenced in the Memorandum, to the extent the Memorandum indicates that they will be paid by the Partnership or the Investment Manager, as applicable.

6.              Indemnification.

a.            The Partnership will indemnify and hold harmless the Dealers and the Dealer Manager, their officers and directors and each person, if any, who controls such Dealer or the Dealer Manager within the meaning of Section 15 of the Securities Act from and against any losses, claims, damages or liabilities, joint or several, to which such Dealers or the Dealer Manager, their officers and directors, or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials or any amendment or supplement thereto or, or (b) the omission or alleged omission to state in the Offering Materials or any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) the failure of the Partnership to comply, through no failure of the Dealer Manager, Dealer or their respective indemnified parties, with any of the applicable provisions of the Securities Act, the Exchange Act, the rules and regulations promulgated under the Securities Act and the Exchange Act (including without limitation, Rule 506 of Regulation D), or any other applicable state securities laws, rules or regulations or the private placement procedures set forth in the Memorandum, or (d) the material breach by the Partnership (through no failure by the Dealer Manager, the Dealer or their respective indemnified parties) of any term, condition, representation, warranty or covenant of the Partnership set forth in this Agreement, and will reimburse each Dealer or the Dealer Manager, its officers, directors and each such controlling person for any legal or other expenses reasonably incurred by such Dealer or the Dealer Manager, its officers and directors, or such controlling person in connection with investigating or defending such loss, claim, damage, liability or action; provided that the Partnership will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Partnership or the Dealer Manager by or on behalf of any Dealer or the Dealer Manager specifically for use with reference to such Dealer or the Dealer Manager in the preparation of the Memorandum or any amendment or supplement thereto, or any such Company-Approved Supplemental Information; and further provided that the Partnership will not be liable in any such case if it is determined that such Dealer or the Dealer Manager was at fault in connection with the loss, claim, damage, liability or action.

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b.            The Dealer Manager will indemnify and hold harmless the Partnership, each officer and trustee of the Partnership, and each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities to which any of the aforesaid parties may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained (i) in the Memorandum or any amendment or supplement thereto or (ii) in any Company-Approved Supplemental Information, or (b) the omission or alleged omission to state in the Memorandum, or in any amendment or supplement to the Memorandum, or any Company-Approved Supplemental Information, a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Dealer Manager specifically for use with reference to the Dealer Manager in the preparation of the Memorandum or any such amendments or supplements thereto or in preparation of any Company-Approved Supplemental Information, or (c) any unauthorized use of sales materials or use of unauthorized verbal or written representations concerning the Units by the Dealer Manager or its representatives or agents (other than a Dealer), or (d) any offers or sales in violation of the private placement procedures set forth in the Memorandum, or (e) the failure of the Dealer Manager to comply, through no failure of the Partnership or its indemnified parties, with any of the applicable provisions of the Securities Act, the Exchange Act, the rules and regulations promulgated under the Securities Act and the Exchange Act (including without limitation, Rule 506 of Regulation D), or any other applicable state securities laws, rules or regulations, or (f) the material breach by the Dealer Manager of any term, condition, representation, warranty or covenant of the Dealer Manager set forth in this Agreement, or (g) the failure of the Dealer Manager to maintain its status as a registered broker-dealer in accordance with the rules of FINRA and any applicable state broker-dealer registration requirements or the violation by the Dealer Manager or any of its principals, managers, members, directors, officers, employees or agents of any requirements, rules or regulations of FINRA or any other state laws, rules or regulations governing the licensing of or acting as a securities broker-dealer, and will reimburse the aforesaid parties, in connection with investigation or defending such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Dealer Manager may otherwise have.

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c.            Each Dealer severally will indemnify and hold harmless the Partnership, the Dealer Manager and each of their officers and directors/trustees and each person, if any, who controls the Partnership or the Dealer Manager within the meaning of Section 15 of the Securities Act from and against any losses, claims, damages or liabilities to which the Partnership, the Dealer Manager, any such director/trustee or officer, or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained (i) in the Memorandum or any amendment or supplement thereto, or (ii) in any Company-Approved Supplemental Information, or (b) the omission or alleged omission to state in the Memorandum or any amendment or supplement thereto or in any Company-Approved Supplemental Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Partnership or the Dealer Manager by or on behalf of such Dealer specifically for use with reference to such Dealer in the preparation of the Memorandum or any such amendments or supplements thereto or in preparation of any Company-Approved Supplemental Information, or (c) any unauthorized use of sales materials or use of unauthorized verbal or written representations concerning the Units by such Dealer or Dealer’s representatives or agents in violation of Section VII of the Selected Dealer Agreement or otherwise, or (d) any failure to comply with applicable rules of FINRA, federal or state securities laws or the rules and regulations promulgated thereunder, or any other state or federal laws and regulations applicable to the Offering or the activities of the Dealer in connection with the Offering (including without limitation Rule 506 of Regulation D), (e) any offers or sales in violation of the private placement procedures set forth in the Memorandum by Dealer or its representatives, employees or agents, or (f) the material breach by the Dealer of any term, condition, representation, warranty or covenant of the Dealer set forth in the Selected Dealer Agreement, or (g) the failure of the Dealer or any of its registered representatives involved with the Offering to maintain their status as a registered broker-dealer or registered representative of the Dealer in accordance with the rules of FINRA and any applicable state broker-dealer registration requirements or the violation by the Dealer or any of its principals, managers, members, directors, officers, employees or agents of any requirements, rules or regulations of FINRA or any other state laws, rules or regulations governing the licensing of or acting as a securities broker-dealer, or (h) the failure by any purchaser of Units to comply with the investor suitability requirements set forth in the Memorandum, and will reimburse the Partnership and the Dealer Manager and any such directors or officers, or controlling person, in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Dealer may otherwise have.

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d.            Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof; the omission so to notify the indemnifying party will relieve it from liability under this Section 6 only in the event and to the extent the failure to provide such notice adversely affects the ability to defend such action. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to paragraph (e) of this Section 6) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

e.            The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

f.             The indemnity agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of any Dealer, or any person controlling any Dealer or by or on behalf of the Partnership, the Dealer Manager or any officer or director/trustee thereof, or by or on behalf of any person controlling the Partnership or the Dealer Manager, (b) delivery of any Units and payment therefor, and (c) any termination of this Agreement. A successor of any Dealer or of any of the parties to this Agreement, as the case may be, shall be entitled to the benefits of the indemnity agreements contained in this Section 6.

7.             Survival of Provisions.

a.            The respective agreements, representations and warranties of the Partnership and the Dealer Manager set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Dealer Manager or any Dealer or any person controlling the Dealer Manager or any Dealer or by or on behalf of the Partnership or any person controlling the Partnership, or (ii) the acceptance of any payment for the Units.

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b.            The respective agreements of the Partnership and the Dealer Manager set forth in Sections 5.c. and Sections 7 through 17 of this Agreement shall remain operative and in full force and effect regardless of any termination of this Agreement.

8.             Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of New York; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 8. Venue for any action brought hereunder shall lie exclusively in Denver, Colorado.

9.             Counterparts. This Agreement may be executed in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

10.           Successors and Amendment.

a.            This Agreement shall inure to the benefit of and be binding upon the Dealer Manager and the Partnership and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement shall inure to the benefit of the Dealers to the extent set forth in Sections 1 and 6 hereof.

b.            This Agreement may be amended by the written agreement of the Dealer Manager and the Partnership.

c.            Schedule 1 may be amended from time to time with the written consent of the Partnership and the Dealer Manager.

11.           Term and Termination.

a.            Any party to this Agreement shall have the right to terminate this Agreement on 60 days’ written notice or immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision hereof. Upon expiration or termination of this Agreement, (a) the Partnership shall pay to the Dealer Manager all earned but unpaid compensation and reimbursement for all incurred, accountable compensation to which the Dealer Manager is or becomes entitled under Section 5 pursuant to the requirements of Section 5 at such times as such amounts become payable pursuant to the terms of Section 5, offset by any losses suffered by the Partnership or any officer or director of the Partnership arising from the Dealer Manager’s breach of this Agreement or an action that would otherwise give rise to an indemnification claim against the Dealer Manager under Section 6.b. herein, and (b) the Dealer Manager shall promptly deliver to the Partnership all records and documents in its possession that relate to the Offering other than as required by law to be retained by the Dealer Manager. Dealer Manager shall use its commercially reasonable efforts to cooperate with the Partnership to accomplish an orderly transfer of management of the Offering to a party designated by the Partnership.

b.            Upon expiration or termination of this Agreement, the Dealer Manager shall promptly deliver to the Partnership all records and documents in its possession that relate to the Offering and that are not designated as “dealer” copies. Dealer Manager shall use its commercially reasonable efforts to cooperate with the Partnership to accomplish an orderly transfer of management of the Offering to a party designated by the Partnership.

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12.           Confirmation. The Partnership hereby agrees and assumes the duty to confirm on its behalf and on behalf of Dealers who sell the Units all orders for purchase of Units accepted by the Partnership. Such confirmations will comply with the rules of the SEC and FINRA, and will comply with applicable laws of such other jurisdictions to the extent the Partnership is advised of such laws in writing by the Dealer Manager.

13.           Offering Materials. Dealer Manager agrees that it is not authorized or permitted to give and will not give, any information or make any representation concerning the Units except as set forth in the Offering Materials. For the avoidance of doubt, the Company-Approved Supplemental Information shall not include materials previously approved by the Partnership for use in the offer and sale of Units to prior securities offerings that have been terminated. The Dealer Manager further agrees (a) not to deliver any Company-Approved Supplemental Information to any investor or prospective investor, to any broker-dealer that has not entered into a Selected Dealer Agreement, or to any representatives or other associated persons of such a broker-dealer, unless it is accompanied or preceded by the Memorandum as amended and supplemented, (b) not to show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Partnership and marked “dealer only” or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Units to members of the public and (c) not to show or give to any investor or prospective investor in a particular jurisdiction (and will similarly require Dealers pursuant to the Selected Dealer Agreement) any material or writing that is supplied to it by the Partnership if such material bears a legend denoting that it is not to be used in connection with the sale of Units to members of the public in such jurisdiction. Dealer Manager, in its agreements with Dealers, will include requirements and obligations of the Dealers similar to those imposed upon the Dealer Manager pursuant to this section.

14.           Suitability of Investors. The Dealer Manager, in its agreements with Dealers, will require that the Dealers offer Units only to persons who meet the financial qualifications set forth in the Memorandum or in any suitability letter or memorandum sent to it by the Partnership and will only make offers to persons in the jurisdictions in which it is advised in writing that the Units are qualified for sale or that such qualification is not required and in which the Dealer has all required licenses and registrations to offer Units in such jurisdictions. In offering Units, the Dealer Manager, in its agreements with Dealers, will require that the Dealer comply with the provisions of all applicable rules and regulations relating to suitability of investors, including, without limitation, the provisions of Regulation Best Interest, Regulation D, Rule 506(b) promulgated under the Securities Act and FINRA Rule 2111 Section 3(c)(7) of the 1940 Act. Dealers will diligently make inquiries as required by the Selected Dealer Agreement, the Memorandum, or applicable law of all prospective investors to ascertain whether a purchase of Units is suitable for the prospective investor and in connection therewith, and without limiting the foregoing, Dealers have the responsibility to undertake all reasonable investigation, review, and inquiry to ensure that a prospective investor: (a) meets the minimum income and net worth standards established for an investment in the Units; (b) can reasonably benefit from an investment in the Units based on the prospective investor’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the investor may lose the entire investment; (iii) the lack of liquidity of the Units; (iv) the restrictions on transferability of the Units; (v) the tax consequences of the investment; and (vi) the background of the Investment Manager. In determining that a prospective investor meets the above requirements, the Dealers shall rely on relevant information obtained from the prospective investor pertinent to the determination, including the investor’s age, investment objectives, investment experiences, income, net worth, financial situation, and other investments, as well as any other factors deemed pertinent by the Dealer. The Dealer Manager, in its agreements with Dealers, will require that the Dealers shall sell the applicable Class of Units only to those persons who are eligible to purchase such Units as described in the Memorandum and only through those Dealers who are authorized to sell such Units. The Dealer Manager, in its agreements with the Dealers, shall require the Dealers to maintain a record of the information obtained to determine that an investor meets the financial qualification and suitability standards imposed on the offer and sale of the Units. To the extent Units are offered to investors other than through a Dealer, the obligations of the Dealers set forth in this Section 16 shall become obligations of the Dealer Manager, and the Dealer Manager shall be responsible for ensuring that such offers and sales comply with the obligations set forth in this Section 15.

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15.           Submission of Orders. The Dealer Manager will require in its agreements with each Dealer that each Dealer comply with the submission of orders procedures set forth in the form of Selected Dealer Agreement attached as Exhibit B to this Agreement. If the Dealer Manager receives a completed and executed subscription agreement (a “Subscription Agreement”) or check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Subscription Agreements and instruments of payment will be transmitted by the Dealer Manager to the Partnership as soon as practicable, but in any event by the end of the second business day following receipt by the Dealer Manager. If the Dealer Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the form of Selected Dealer Agreement, the Dealer Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber no later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.

16.           Notice. Notices and other writings contemplated by this Agreement shall be delivered via (a) hand, (b) first class registered or certified mail, postage prepaid, return receipt requested, (c) a nationally recognized overnight courier or (d) electronic mail. All such notices shall be addressed, as follows:

If to the Dealer Manager:	Ares Wealth Management Solutions, LLC
Attn: Casey Galligan
1200 17th Street Suite 2900
Denver, CO 80202
Email: cgalligan@aresmgmt.com

If to the Partnership:	Ares Sports, Media and Entertainment Opportunities LP
Attn: General Counsel
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067
Email: generalcounsel@aresmgmt.com

Ares SME O TE LP
Attn: General Counsel
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067
Email: generalcounsel@aresmgmt.com

[Signature page follows]

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If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

Very truly yours,

ARES SPORTS, MEDIA AND ENTERTAINMENT OPPORTUNITIES LP

By:	Ares SME Management O GP LLC, as General Partner

By:	/s/ Matthew Jill
	Name:	Matthew Jill
	Title:	Authorized Signatory

ARES SME O TE LP

By:	Ares SME Management O GP LLC, as General Partner

By:	/s/ Matthew Jill
	Name:	Matthew Jill
	Title:	Authorized Signatory

Accepted and agreed to as of the date first above written:

ARES WEALTH MANAGEMENT SOLUTIONS, LLC

By:	/s/ Casey Galligan
	Name:	Casey Galligan
	Title:	Co-Chief Executive Officer

[Signature Page to Dealer Manager Agreement]

EXHIBIT A
COMPENSATION

I.            Servicing Fees

The Partnership or its affiliates will pay to the Dealer Manager a Servicing Fee in the amount of (a) 0.85% per annum of the aggregate NAV for the Class S and Class A-S Units as of the last day of each month, (b) 0.50% per annum of the aggregate NAV for the Class N and Class A-N Units and (c) 0.25% per annum of the aggregate NAV for the Class D and Class A-D Units as of the last day of each month, in each case, payable monthly. The Partnership or its affiliates will not pay to the Dealer Manager a Servicing Fee in respect of the purchase of any Class I, Class A-I, Class F or Class E Units. In calculating the Servicing Fee, the Partnership will use its NAV before giving effect to any accruals for the Servicing Fee, repurchases, if any, for that month and distributions payable on the Units.

II.           Subscription Fees

The Dealer Manager is authorized to enter into arrangements that allow the Dealer to charge Subscription Fees, on purchases and sales of Units, to the extent the Memorandum discloses that such fees may be charged for the relevant class of Units. Any Subscription Fee, including upfront placement fees or selling commissions, charged by Dealer in connection with its sale of Units will be charged in a manner consistent with the Memorandum and applicable law and FINRA rules. Purchases and sales of such units may only be executed as purchases or repurchases between the customer and the Partnership and Dealer shall not execute trades of units between customers. For the avoidance of doubt, subscription funds may be transmitted to the Partnership net of any Subscription Fees.

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EXHIBIT B

FORM OF SELECTED DEALER AGREEMENT

SELECTED DEALER AGREEMENT

Ladies and Gentlemen:

Ares Wealth Management Solutions, LLC, as the dealer manager (the “Dealer Manager”) for Ares Sports, Media and Entertainment Opportunities LP (the “Fund”) and Ares SME O TE LP (the “Feeder”), each a Delaware limited partnership (the Fund and the Feeder, collectively, the “Partnership”), invites you (the “Dealer” and together with the “Dealer Manager” and the “Partnership,” the “Parties” and each individually a “Party”) to participate in the distribution of limited partnership units of the Partnership (“Units”) subject to the following terms:

I.            Dealer Manager Agreement

The Dealer Manager has entered into a Dealer Manager Agreement with the Partnership dated May [ ], 2025 (the “Dealer Manager Agreement”), attached hereto as Appendix A. Except as otherwise specifically stated herein, all terms used in this selected dealer agreement (the “Agreement”) have the meanings provided in the Dealer Manager Agreement.

As described in the Dealer Manager Agreement, the Partnership is conducting an ongoing private placement offering (the “Offering”) in accordance with Rule 506(b) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or, as applicable, in accordance with Regulation S under the Securities Act, which may consist of Class F, Class A-S, Class A-D, Class A-N, Class A-I, Class S, Class D, Class N and Class I Units. For the avoidance of doubt, any reference to Class F, Class A-S, Class A-D, Class A-N, Class A-I, Class S, Class D, Class N and Class I Units shall include each of the Fund’s Class F, Class A-S, Class A-D, Class A-N, Class A-I, Class S, Class D, Class N and Class I Units and the Feeder’s Class FTE, Class A-STE, Class A-DTE, Class A-NTE, Class A-ITE, Class STE, Class DTE, Class NTE and Class ITE Units, as applicable, (each, a “Class”). The differences between the Classes of Units and the eligibility requirements for each Class of Units are described in detail in the Memorandum (as defined herein). The Units are to be offered and sold as described in the Memorandum.

Under the terms of the Offering, as set forth in the Partnership’s confidential private placement memorandum (including any supplements and amendments thereto, all financial statements, appendices, and all other documents which are a part thereof) (the “Memorandum”), the Units will be offered and sold at the offering prices per Unit set forth in the Memorandum. In connection with the Offering, the minimum initial subscription amount by any one person shall be as set forth in the Memorandum (except as otherwise accepted by the Dealer Manager pursuant to its discretion to accept lesser amounts).

By your acceptance of this Selected Dealer Agreement (this “Agreement”), you will become one of the Dealers referred to in the Dealer Manager Agreement and will be entitled and subject to the indemnification provisions contained in the Dealer Manager Agreement, including the indemnification provisions contained in Section 6 of the Dealer Manager Agreement wherein the Dealers severally agree to indemnify and hold harmless the Partnership, the Dealer Manager and each officer and trustee/director thereof, and each person, if any, who controls the Partnership or the Dealer Manager within the meaning of the Securities Act. Except as otherwise specifically stated herein, all terms used in this Agreement have the meanings provided in the Dealer Manager Agreement.

The Dealer hereby agrees to use its best efforts to sell the Units for cash on the terms and conditions stated in the Memorandum. Nothing in this Agreement shall be deemed or construed to make the Dealer an employee, agent, representative or partner of the Dealer Manager, the Partnership or any of their respective affiliates, and the Dealer is not authorized to act for the Dealer Manager, the Partnership or any of their respective affiliates or to make any representations on their behalf except as set forth in the Memorandum and such other Supplemental Information (as defined in Section VII herein).

The Dealer acknowledges and agrees that none of the Dealer Manager, the Partnership or any of their respective affiliates are: (a) providing any advice or recommendations to any persons who purchase and/or hold Units through Dealer pursuant to this Agreement (“Investor”); (b) providing any custody services to any person, including any customers or clients of Dealer; and/or (c) acting as a broker of record for any persons who purchase and/or hold Units through Dealer pursuant to this Agreement.

II.            Submission of Orders

Each person desiring to purchase Units in the Offering will be required to complete and execute a subscription agreement of the Partnership (the “Subscription Agreement”) and to deliver to the Dealer such completed and executed Subscription Agreement together with a check or wire transfer (“Instruments of Payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. Those persons who purchase Units will be instructed by the Dealer to make their Instruments of Payment payable to or for the benefit of “Ares Sports, Media and Entertainment Opportunities LP” or “Ares SME O TE LP”, as applicable.

Subscription Agreements received from subscribers during the five (5) business day period prior to the first calendar day of the month after the next month will be transmitted at least five (5) business days prior to the first calendar day of the month after the next month (the “Following Month”), and Dealer shall use commercially reasonable efforts to deliver Instruments of Payment with respect to such transmitted Subscription Agreements at least two (2) business days prior to the first calendar day of the Following Month; provided that the Partnership may modify the timeline related to subscription of its Units in its sole discretion. Purchase orders which include (i) Instruments of Payment received by the Partnership at least two (2) business days prior to the first calendar day of the month and (ii) orders which include a completed and executed Subscription Agreement in good order and Instruments of Payment received by the Partnership or its transfer agent at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first calendar day of such month at a purchase price equal to the Partnership’s net asset value (“NAV”) per Unit as of the last calendar day of the immediately preceding month applicable to the Class of Units being purchased (as calculated in accordance with the procedures described in the Memorandum).

Any repurchase requests must be made in accordance with the applicable procedures described in the Memorandum, the Partnership’s Unit Repurchase Program (as defined in the Memorandum), the Subscription Agreement, and applicable law, rules and regulations. The Parties acknowledge and agree that a repurchase request is not received in “good order” unless the repurchase request and all required documentation is complete and received by the Partnership’s transfer agent by the applicable repurchase request deadline described in the Memorandum, the Subscription Agreement or otherwise specified by the Partnership in writing.

If the Dealer receives a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, the Dealer shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Subscription Agreements and Instruments of Payment received by the Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section II. Transmittal of received investor funds will be made in accordance with the following procedures:

Subscription funds may be transmitted to the Partnership net of any upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fees”) subject to the terms and conditions set forth in Schedule 1 attached hereto.

III.            Pricing

Except as otherwise provided in the Memorandum, which may be amended or supplemented from time to time, the Units sold in the Offering shall generally be offered monthly at an offering price payable in cash equal to the Partnership’s NAV per Unit applicable to the Class of Units being purchased (as calculated in accordance with the procedures described in the Memorandum). For Investors who participate in the Partnership’s distribution reinvestment plan (“DRIP”), the cash distributions attributable to the Class of Units that each unitholder owns will be automatically invested in additional Units of the same class. Any Units issued pursuant to the DRIP (the “DRIP Units”) will be issued and sold to unitholders of the Partnership at a purchase price equal to the most recent available NAV per Unit for the relevant class of Units at the time the distribution is payable and will be subject to the payment of unitholder servicing fees on such DRIP Units, as applicable to the relevant class of Units. Except as otherwise indicated in the Memorandum or in any letter or memorandum sent to the Dealer by the Partnership or the Dealer Manager, a minimum initial subscription amount by each unitholder in the Partnership of $500,000 for Class F Units, $25,000 for all other Units and $2,500 for subsequent subscriptions for all Classes of Units is required unless such minimums are waived by the Dealer Manager. The Units are nonassessable.

IV.            Dealer Compensation.

Except as may be provided in the Memorandum, which may be amended or supplemented from time to time, as compensation for completed sales and ongoing unitholder services rendered by Dealer hereunder, Dealer is entitled, on the terms and subject to the conditions herein, to the compensation set forth on Schedule 1 hereto.

V.             Fees and Expenses

The Dealer Manager acknowledges that Dealers may, in certain circumstances, directly charge their clients transaction or other fees, including an upfront selling commission or similar placement fees or ongoing fees for distribution or servicing support, in such amounts as they may determine and agree to with their clients. In addition, the Dealer Manager may arrange for the reimbursement of certain expenses incurred by the Dealer as set forth in Schedule 1 to this Agreement. The Dealer, in its sole discretion, may authorize the Dealer Manager to deposit fees or payments due to it pursuant to this Agreement directly to its bank account. If the Dealer so elects, the Dealer shall provide such deposit authorization and instructions in Schedule 2 to this Agreement.

VI.            Right to Reject Orders or Cancel Sales

All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Partnership, which reserves the right to reject any order for any reason or no reason. Orders not accompanied by an executed Subscription Agreement and the required instrument of payment may be rejected. Issuance and delivery of the Units will be made only after actual receipt of payment therefor. If any check or wire is not paid upon presentment, or if the Partnership is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Units within 15 days of sale, the Partnership reserves the right to cancel the sale without notice. In the event an order is rejected, canceled or rescinded for any reason, the Dealer agrees to return to the Dealer Manager any commission and any other fees or payments theretofore paid with respect to such order.

If the Dealer has retained selling commissions in connection with an order that is subsequently rejected, canceled or rescinded for any reason, the Dealer agrees to return to the subscriber any selling commission theretofore retained by the Dealer with respect to such order within three (3) days following mailing of notice to the Dealer by the Dealer Manager stating the amount owed as a result of rescinded or rejected subscriptions. If the Dealer fails to pay any such amounts, the Dealer Manager shall have the right to offset such amounts owed against future compensation due and otherwise payable to the Dealer (it being understood and agreed that such right to offset shall not be in limitation of any other rights or remedies that the Dealer Manager may have in connection with such failure).

VII.	Memorandum and Supplemental Information; Compliance with Laws

The Dealer, including any of its principals, directors, officers and employees, is not authorized or permitted to give and will not give, any information or make any representation (written or oral) concerning the Units, the Partnership, the Dealer Manager, Ares SME O GP LLC (the “General Partner”) and/or Ares Capital Management LLC (the “Investment Manager” and together with the Dealer Manager, the Partnership and the General Partner, collectively, the “Ares Parties” and each an “Ares Party”), except as set forth in the Memorandum and any additional sales literature which has been approved in advance in writing by the Dealer Manager and the Partnership to supplement the Memorandum and be used in connection with the Offering (“Supplemental Information”). For the avoidance of doubt, Supplemental Information shall not include materials previously approved by the Dealer Manager for use in the offer and sale of Units pursuant to prior securities offerings that have been terminated. The Dealer Manager will supply the Dealer with reasonable quantities of the Memorandum, any supplements thereto and any amended Memorandum, as well as any Supplemental Information, for delivery to Investors, and the Dealer will deliver a copy of the Memorandum and all supplements thereto and any amended Memorandum that have been made available to the Dealer by the Dealer Manager to each investor to whom an offer is made prior to or simultaneously with the first solicitation of an offer to sell the Units to an investor. The Dealer agrees that it will not send or give any supplement to the Memorandum or any Supplemental Information to an Investor unless it has previously sent or given the Memorandum and all previous supplements thereto and any amended Memorandum to that Investor or has simultaneously sent or given the Memorandum and all previous supplements thereto and any amended Memorandum with such supplement to the Memorandum or Supplemental Information. The Dealer agrees that it will not show or give to any Investor or prospective Investor or reproduce any material or writing which is supplied to it by the Dealer Manager and marked “dealer only” or otherwise bearing a legend denoting that it is not to be used in connection with the Offering. The Dealer will not show or give to any Investor or prospective Investor in a particular jurisdiction any material or writing that is supplied to it by the Dealer Manager if such material bears a legend denoting that it is not to be used in connection with the sale of Units in such jurisdiction. The Dealer agrees that it will not use in connection with the offer or sale of Units any material or writing which relates to another company supplied to it by the Partnership or the Dealer Manager bearing a legend which states that such material may not be used in connection with the offer or sale of any securities other than the company to which it relates. The Dealer further agrees that it will not use in connection with the offer or sale of Units any materials or writings which have not been previously approved by the Dealer Manager in writing. The Dealer agrees, if the Dealer Manager so requests, to furnish a copy of any revised Memorandum to each person to whom it has furnished a copy of any previous Memorandum.

On becoming a Dealer, and in offering and selling Units, the Dealer agrees to comply with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act and the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) promulgated under both such acts, including, without limitation, Regulation D and, as applicable, Regulation Best Interest, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state, federal, foreign and other laws and regulations applicable to the Offering, the sale of Units or the activities of the Dealer pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, 15 U.S.C. §§ 6801 et seq., as may be amended from time to time (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC and Financial Industry Regulatory Authority, Inc. (“FINRA”), the Bank Secrecy Act, as amended, the USA Patriot Act of 2001, as (the “PATRIOT Act”), and regulations administered by the Office of Foreign Asset Control (“OFAC”) at the Department of the Treasury, and (d) this Agreement and the Memorandum as amended and supplemented. Notwithstanding the termination of this Agreement or the payment of any amount to the Dealer, the Dealer agrees to pay the Dealer’s proportionate share of any claim, demand or liability asserted against the Dealer and the other Dealers on the basis that such Dealers or any of them constitute an association, unincorporated business or other separate entity, including in each case such Dealer’s proportionate share of any expenses incurred in defending against any such claim, demand or liability.

Dealer (i) will maintain written policies and procedures covering the delivery of electronic offering documents and the use of electronic signatures, (ii) will comply with all applicable SEC rules and guidelines pertaining to electronic delivery of the Offering Materials and electronic signature of the Subscription Agreement, (iii) acknowledges that it is acting as an agent of the Partnership only with respect to the delivery of the Offering Materials electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the Dealer Manager Agreement and this Agreement and (iv) will also comply, as applicable, with the Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transaction Act and any other applicable law. In consideration of the foregoing, the Dealer Manager hereby agrees that it will not reject a subscription on account of an electronic signature if such signature was obtained in the manner set forth in this Section VII.

VIII.          License and Association Membership

The Dealer’s acceptance of this Agreement constitutes a representation to the Partnership and the Dealer Manager that the Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Units under federal and state securities laws and regulations, and foreign laws, if applicable, and in all states or jurisdictions where it offers or sells Units, and that it is a member in good standing of FINRA and that it has obtained all necessary approvals, licenses and permits required for it to enter into this Agreement and engage in the offer and sale of securities of the type represented by the Units and shall maintain such approvals, licenses and permits for so long as this Agreement is in effect, and it further represents and warrants that it will notify the Dealer Manager immediately at such time, if any, as it ceases to hold any such necessary approval, license or permit. This Agreement shall automatically terminate if the Dealer ceases to be a member in good standing of FINRA. The Dealer agrees to notify the Dealer Manager immediately if the Dealer ceases to be a member in good standing of FINRA. The Dealer also hereby agrees to abide by the Rules of FINRA, including FINRA Rules 2040, 2111, and 2121.

IX.           Limitation of Offer; Suitability

The Dealer will offer Units (both at the time of an initial subscription and at the time of any additional subscription, including initial enrollments and increased participations in the DRIP) only to persons who meet the financial qualifications and suitability standards set forth in the Memorandum, this Agreement or in any suitability letter or memorandum sent to it by the Partnership or the Dealer Manager and will only make offers to persons in the jurisdictions in which it is advised in writing by the Dealer Manager that the Units are qualified for sale under the respective securities laws of such jurisdiction or that such qualification is not required and in which the Dealer has all required licenses and registrations to offer Units in such jurisdictions. In offering Units, the Dealer shall comply with the provisions of the Rules set forth in the FINRA Manual, Regulation Best Interest, as well as all other applicable rules and regulations relating to suitability of investors.

Nothing contained in this Agreement shall be construed to relieve the Dealer of its suitability obligations under Regulation Best Interest or FINRA Rule 2111. The Dealer will sell Units only to the extent approved by the Dealer Manager, and to the extent approved to sell Units pursuant to this Agreement, sell such Units only to those persons who are Units as described in the Memorandum. Nothing contained in this Agreement shall be construed to impose upon the Partnership or the Dealer Manager the responsibility of assuring that prospective Investors meet the suitability standards in accordance with the terms and provisions of the Memorandum. The Dealer shall not purchase any Units for a discretionary account without obtaining the prior written approval of the Dealer’s customer and such customer’s completed and executed Subscription Agreement. The Dealer agrees to comply with the record-keeping requirements imposed by (a) federal and state securities laws and the rules and regulations thereunder and (b) the applicable rules of FINRA. In addition, the Dealer agrees, to maintain records (the “Suitability Records”) of the information used to determine that an investment in Units is suitable and appropriate for each subscriber for a period of six years from the date of the sale of the Units. The Dealer agrees to make the Suitability Records available to the Dealer Manager and the Partnership upon request and to make them available to representatives of the SEC and FINRA and applicable state securities administrators upon the Dealer’s receipt of a subpoena or other appropriate document request from such agency.

X.            Representations, Warranties and Covenants of the Dealer

The Dealer represents, warrants and covenants to the Partnership and the Dealer Manager that:

(a)            The Dealer will conduct the Offering in compliance with (i) the private placement procedures set forth in the Memorandum; (ii) the requirements of the Securities Act, including without limitation, Regulation D or Regulation S, as applicable; (iii) the requirements of the Exchange Act; (iv) all applicable state securities laws; and (v) the rules and guidelines promulgated by FINRA, including published guidance relating to the avoidance of general solicitation.

(b)            The Dealer shall not use any form of “general solicitation” or “general advertising” (within the meaning of Rule 502(c) of Regulation D) in making offers of Units. Without limiting the foregoing, the Dealer shall not conduct the Offering or offer or sell Units by means of:

i.	any advertisement, article, notice or other communication mentioning the Offering or Units published in any newspaper, magazine or similar medium, cold mass mailings, broadcast over television, radio or the internet, or an e-mail message sent to a large number of previously unknown persons;

ii.	any seminar or meeting, the attendees of which have been invited by any general solicitation or general advertising; or

iii.	any letter, circular, notice or other written communication constituting a form of general solicitation or general advertising.

(c)            The Dealer acknowledges that the Offering is inappropriate for and shall not be used for any form of prospecting, and that the SEC staff has indicated that it believes furnishing copies of a private placement memorandum (or a description of the terms of a security to be privately placed) to lawyers, accountants or other professionals and asking such lawyers, accountants or other professionals to call an offering to the attention of their clients who might be interested or to otherwise facilitate the offering (the “Financial Intermediaries”) may constitute a general solicitation. The Dealer further acknowledges that the use of Financial Intermediaries in this manner is inconsistent with a private placement under Rule 506(b) of Regulation D, and the Dealer covenants that it shall not initiate contact with a Financial Intermediary, other than a registered representative of a registered broker dealer or registered investment adviser, for the purpose of soliciting, directly or indirectly, an offer to participate in the Offering.

(d)            The Dealer shall offer Units only to a prospective Investor (i) whom the Dealer has reasonable grounds to believe, and in fact believes, is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D) and a “qualified purchaser” (as such term is defined in Section 2(a)(51) of the 1940 Act), and otherwise meets the financial suitability and other purchaser requirements set forth in the Memorandum, and (ii) with whom the Dealer or an associated person of the Dealer has a “pre-existing substantive relationship” as such term has been interpreted by the SEC in published guidance (a “pre-existing substantive relationship”); provided, that for six (6) months following the commencement of the Offering, such pre-existing substantive relationship must pre-date the commencement of the Offering.

(e)            The Dealer shall not deliver to any offeree any written documents pertaining to the Partnership or the Units, other than the Memorandum, or any supplement to the Memorandum, and any Supplemental Information that are supplied to the Dealer by the Dealer Manager specifically for use in connection with the Offering. Without intending to limit the generality of the foregoing, the Dealer shall not deliver to any prospective investor in the Offering any material pertaining to a prior securities offering of the Partnership that has been terminated.

(f)             The information, if any, furnished to the Partnership by the Dealer in writing expressly for use in the Memorandum and/or Supplemental Information does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. During the course of the Offering, the Dealer will not make any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make any statement by the Dealer, in light of the circumstances under which it was made, not misleading concerning such Offering or any matters set forth in or contemplated by the Memorandum and Supplemental Information. The Dealer shall immediately bring to the attention of the Partnership and the Dealer Manager any circumstance or fact which causes the Dealer to believe the Memorandum, the Supplemental Information, or any information supplied by a prospective investor in their Subscription Agreement, may be inaccurate or misleading.

(g)            During the course of the Offering, the Dealer shall comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Regulation D, Rule 506(b) promulgated under the Securities Act and FINRA Rule 2111. The Dealer will diligently make inquiries as required by this Agreement, the Memorandum, or applicable law of all prospective investors to ascertain whether a purchase of Units is suitable for the prospective investor. In connection therewith, and without limiting the foregoing, the Dealer shall undertake all reasonable investigation, review, and inquiry to ensure that a prospective investor: (a) meets the minimum income and net worth standards established for an investment in the Units; (b) can reasonably benefit from an investment in the Units based on the prospective investor’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (d) has an apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the investor may lose his or her entire investment in the Units; (iii) the lack of liquidity of the Units; (iv) the restrictions on transferability of the Units; (v) the tax consequences of the investment; and (vi) the background of the Investment Manager. In determining that a prospective investor meets the requirements of this Section X(h), the Dealer shall rely on relevant information obtained from the prospective investor pertinent to the determination, including the investor’s age, investment objectives, investment experiences, income, net worth, financial situation, and other investments, as well as any other factors deemed pertinent by the Dealer. In the case of sales to fiduciary accounts, the suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Units or by the beneficiary of such fiduciary account. The Dealer further represents, warrants and covenants that the Dealer, or a person associated with the Dealer, will make every reasonable effort to determine the appropriateness of an investment in Units of each proposed investor, in accordance with the foregoing standards, by reviewing documents and records which, in accordance with applicable law, contain the basis upon which the determination as to the appropriateness of such investment was reached as to each purchaser of Units pursuant to a subscription solicited by the Dealer.

(h)            The Dealer shall make reasonable inquiry to determine whether a prospective investor is acquiring Units for the prospective investor’s own account or on behalf of other persons and not for the purpose of resale or other distribution of the Units.

(i)             The Dealer shall ensure that each of the representations and warranties made by each prospective investor to the Partnership in the Subscription Agreement, is, to the Dealer’s best knowledge and belief, after due inquiry, true and correct as of the date thereof and as of the date of purchase of the Units by such Investor.

(j)             The Dealer shall notify the Dealer Manager in advance in writing of the states in which the Dealer plans to offer the Units. If the Partnership or the Dealer Manager advises the Dealer that the Units are not eligible to be sold pursuant to an exemption from registration in, or if the Partnership (in its sole discretion) otherwise elects not to offer the Units in, one or more states, the Dealer shall immediately cease and desist from offering Units to persons in such states.

(k)            The Dealer shall not take any action in conflict with, or omit to take any action the omission of which would cause the Dealer to be in conflict with, the conditions and requirements of the Securities Act, the Exchange Act, Rule 506(b) of Regulation D and other applicable conditions and requirements of Regulation D (or other applicable rule), or applicable state securities laws that would make exemptions from registration under the Securities Act and applicable state securities laws unavailable with respect to the Offering.

(l)             The Dealer shall provide the Dealer Manager or the Partnership with such information relating to the offer and sale of the Units by it as the Dealer Manager or the Partnership may from time to time reasonably request or as may be requested to enable the Partnership to prepare such reports of sale as may be required to be filed under applicable federal or state securities laws and the rules and regulations thereunder. The Dealer will, upon request from a regulatory authority to the Dealer or as required under applicable law, furnish such regulatory authority with copies of records of purchase and sales of Units.

(m)            The Dealer shall advise each prospective investor of Units in the Partnership at the time of the initial offering to such investor that the Partnership shall, during the course of the Offering and a reasonable time before sale, accord such investor and such investor’s agents or representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information, to the extent possessed or obtainable by the Partnership without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Memorandum.

(n)            The Dealer shall furnish to the Dealer Manager and the Partnership upon request a complete list of all persons and entities who have been offered the Units by the Dealer and such parties’ addresses.

(o)            The Dealer shall not permit (except as expressly contemplated in this Agreement), nor enter into any agreement or arrangement other than this Agreement for, the resale, repurchase or distribution of any Units.

(p)            Neither the Dealer, nor any of its directors, executive officers, general partners, managing members or other officers participating in the Offering, nor any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, nor any other officers, employees or associated persons of the Dealer or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Units (each, a “Dealer Covered Person” and, together, “Dealer Covered Persons”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event (i) contemplated by Rule 506(d)(2)(ii) or Rule 506(d)(2)(iii) of the Securities Act and (ii) a copy of the SEC’s determination (in the case of Rule 506(d)(2)(ii)) and a copy of such judgement, order or decree in the case of (Rule 506(d)(2)(iii)) has been furnished in writing to the Dealer Manager prior to the date hereof.

(q)            The Dealer is not a party to any agreement other than this Agreement regarding the payment (directly or indirectly) of remuneration for solicitation of purchasers in connection with the Offering. The Dealer shall notify the Dealer Manager of any such agreement entered into between the Dealer and any other person.

(r)             The representations and warranties in Sections X(p) and X(q) above are and shall be continuing representations and warranties throughout the term of the Offering. The Dealer shall notify the Dealer Manager in writing promptly upon the occurrence of (i) any Disqualification Event relating to any Dealer Covered Person not previously disclosed to the Partnership in accordance with Section X(q) above, (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Dealer Covered Person and in such event, the Dealer will terminate the Dealer Covered Person or, for Dealer Covered Persons who are not directors or executive officers, no longer permit the Dealer Covered Person to participate in the Offering.

(s)            The Dealer shall provide to the Dealer Manager or the Partnership such certifications, documentation and other information as reasonably requested from time to time by the Dealer Manager or the Partnership as such parties deem necessary or advisable to carry out the exercise of reasonable care under Rule 506(d) and (e) under the Securities Act in connection with the Offering as well as statements and reports as they may be required (including, without limitation, filings required under the Exchange Act).

(t)             The Dealer has not, and shall not, pay any compensation, directly or indirectly, whether through the payment or reallowance of commissions, allowances, or otherwise, to any Dealer Covered Person who is subject to a Disqualification Event. The Dealer has amended all contracts or agreements between the Dealer and Dealer Covered Persons as necessary to comply with this section.

(u)            The Dealer shall, with respect to any statement by the Dealer or any Affiliated Promoter (as defined below) (or any of their respective representatives or agents, in their capacities as such) that it disseminates to any prospective Investor (or any of its representatives or agents, in their capacities as such), in connection with the services or activities performed by the Dealer or any Affiliated Promoter under this Agreement, that is an “endorsement” or “testimonial” (as defined in Rule 206(4)-1 under the Advisers Act (the “Marketing Rule”), of or relating to the Partnership, the Investment Manager or any of its officers or employees (any such statement, a “Promotional Statement”), use best efforts to ensure, and shall cause any Affiliated Promoter to use best efforts to ensure, that each Promotional Statement: (A) complies with the requirements applicable to “advertisements” under the Marketing Rule (as such term is defined in the Marketing Rule), (B) does not include any untrue statement of material fact, and (C) is not materially misleading, which shall exclude documents and statements prepared by the Dealer Manager, the Investment Manager (or its affiliates), including the Memorandum, that the Dealer Manager and the Investment Manager have authorized the Dealer to disseminate to prospective Investors (or their representatives or agents) but excluding any information or statement in any of the foregoing that was prepared, added or substantially modified by the Dealer or an affiliate thereof), satisfy clauses (A) through (C) in this sentence. “Affiliated Promoter” means any affiliate of the Dealer (x) to which the Dealer assigns or delegates its rights or obligations under this Agreement, (y) that is engaged or retained by the Dealer in connection with the solicitation or referral of prospective Investors or to otherwise assist the Dealer in performing its obligations or services under this Agreement or (z) that is designated by the Dealer to receive all or a portion of any fees contemplated hereunder, directly or indirectly, in connection with the solicitation or referral of prospective Investors. For the avoidance of doubt, the term “Affiliated Promoter” shall exclude any officer, employee, agent or representative of the Dealer or an Affiliated Promoter who gives or disseminates Promotional Statements solely in his or her capacity as such.

(v)            The Dealer shall, at all times during which the Dealer or any Affiliated Promoter gives or disseminates Promotional Statements, maintain, and shall cause such Affiliated Promoter to maintain, policies and procedures that (A) are reasonably designed to prevent the Dealer, such Affiliated Promoter and any of their respective personnel who give or disseminate Promotional Statements on their behalf from giving or disseminating statements that violate anti-fraud provisions under applicable securities laws and FINRA Rule 2210 and (B) apply to communications by the Dealer and such Affiliated Promoter (as applicable) to prospective Investors that are subject to such anti-fraud provisions and FINRA Rule 2210.

(w)            The Dealer shall ensure, and shall cause any Affiliated Promoter to ensure, that at the time any Promotional Statement is disseminated to a prospective Investor (or its representative or agent, in their capacities as such), unless such Promotional Statement constitutes a recommendation subject to Regulation Best Interest, the Dealer or any Affiliated Promoter (as applicable) or any representative or agent acting on their behalf will disseminate to such prospective Investor (or its representative or agent, as applicable) disclosure in the form of Schedule 3 hereto or any substantially similar text that discloses: (A) that the Promotional Statement was given by a current client or investor of the Investment Manager, or that the Promotional Statement was given by a person other than a current client or investor of the Investment Manager, as applicable, (B) that cash or non-cash compensation was provided for the Promotional Statement and (C) a brief statement of any material conflicts of interest on the part of the person giving the Promotional Statement resulting from the Investment Manager’s relationship with such person. Any such disclosure must be made clearly and prominently, it being understood that in order for such disclosure to be made “clearly and prominently” for this purpose, the disclosure must be at least as prominent as the relevant Promotional Statement and must be included within such Promotional Statement itself or, in a case where the relevant Promotional Statement is made orally, provided at the same time as the Promotional Statement. It shall promptly respond to and comply with any request made by the Investment Manager or Dealer Manager for information or documentation that would reasonably facilitate the Investment Manager’s compliance with its obligations under the Marketing Rule and under related recordkeeping provisions of Rule 204-2 under the Advisers Act.

XI.          Representations and Warranties of the Dealer Manager

(a)            The Dealer Manager represents that neither it, nor any of its directors, executive officers, general partners, managing members or other officers participating in the Offering, nor any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, nor any other officers, employees or associated persons of the Dealer Manager or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Units (each, a “Dealer Manager Covered Person” and, together, “Dealer Manager Covered Persons”), is subject to any Disqualification Event except for a Disqualification Event (i) contemplated by Rule 506(d)(2) of the Securities Act and (ii) a description of which has been furnished in writing to the Dealer prior to the date hereof.

(b)            The Dealer Manager shall notify the Dealer in writing promptly upon the occurrence of (i) any Disqualification Event relating to any Dealer Manager Covered Person not previously disclosed to the Dealer in accordance with Section XI(a) above, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Dealer Manager Covered Person. The Dealer Manager shall also notify the Dealer in writing promptly upon receiving notification from (x) the Partnership of the occurrence of any Disqualification Event relating to it, nor any of its directors, executive officers, general partners, managing members or other officers participating in the Offering, nor any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, nor any other officers, employees or associated persons of the Dealer or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Units and any event that would, with the passage of time, become a Disqualification Event relating to any Partnership Covered Persons, or (y) any other Dealer of the occurrence of any Disqualification Event relating to any such Dealer’s Dealer Covered Persons and any event that would, with the passage of time, become a Disqualification Event relating to any such Dealer’s Dealer Covered Persons.

XII.          Disclosure Review; Confidentiality of Information

The Dealer agrees that it shall have reasonable grounds to believe, based on the information made available to it through the Memorandum or other materials, that all material facts are adequately and accurately disclosed in the Memorandum and provide a basis for evaluating the Units. In making this determination, the Dealer shall evaluate, at a minimum, items of compensation, physical properties, tax aspects, financial stability and experience of the General Partner and the Investment Manager, conflicts of interest and risk factors, and appraisals and other pertinent reports. If the Dealer relies upon the results of any inquiry conducted by another member or members of FINRA, the Dealer shall have reasonable grounds to believe that such inquiry was conducted with due care, that the member or members conducting or directing the inquiry consented to the disclosure of the results of the inquiry and that the person who participated in or conducted the inquiry is not the Dealer Manager, the General Partner or an affiliate of the General Partner. The Dealer shall not rely upon the efforts of the Partnership, the Dealer Manager, or any of their representatives, agents or affiliates, in determining whether the Partnership or the Dealer Manager has adequately and accurately disclosed all material facts upon which to provide a basis for evaluating Units to the extent required by federal or state law or FINRA.

It is anticipated that (i) the Dealer and its officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents of the Dealer that are conducting a due diligence inquiry on behalf of the Dealer and (ii) persons or committees, as the case may be, responsible for determining whether the Dealer will participate in the Offering ((i) and (ii) are collectively, the “Diligence Personnel”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Partnership, the Dealer Manager, the Investment Manager, or their respective affiliates in connection with such Diligence Personnel’s diligence review. Such Diligence Personnels are bound by the terms of this Section XII, and the Dealer will be responsible for any breach by such persons of these confidentiality obligations. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Partnership, the Dealer Manager, the Investment Manager, or their respective affiliates, (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Partnership, the Dealer Manager, the Investment Manager, or their respective affiliates; (iii) information concerning the business and affairs of the Partnership, the Dealer Manager, the Investment Manager, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented); (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analyses, compilations, studies, summaries or other material containing or based, in whole or in part, on any information included in the foregoing. The Dealer agrees to keep, and to cause its Diligence Personnel to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with the Dealer’s due diligence inquiry. The Dealer agrees to not disclose, and to cause its Diligence Personnel not to disclose, such Confidential Information to the public, or the Dealer’s sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agrees not to use the Confidential Information in any manner in the offer and sale of the Units. The Dealer further agrees to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of the Dealer’s due diligence inquiry and (b) informing each recipient of such Confidential Information of the Dealer’s confidentiality obligation. The Dealer acknowledges that the Dealer or its Diligence Personnel may previously have received Confidential Information in connection with preliminary due diligence on the Partnership, and agrees that the foregoing restrictions shall apply to any such previously received Confidential Information. The Dealer acknowledges that the Dealer or its Diligence Personnel may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Partnership, or at general “Forums” sponsored by the Partnership, and agrees that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. The Dealer acknowledges the restrictions and limitations of Regulation F-D promulgated by the SEC and agrees that the foregoing restrictions are necessary and appropriate in order for the Partnership to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Partnership or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the SEC or FINRA), provided that the Dealer shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).

XIII.         Dealer’s Compliance with Anti-Money Laundering Rules and Regulations

The Dealer acknowledges that investors who purchase Units through the Dealer are “customers” of the Dealer and not the Dealer Manager. The Dealer hereby represents that it has complied and will comply with Section 326 of the PATRIOT Act and the implementing rules and regulations promulgated thereunder in connection with broker/dealers’ anti-money laundering obligations (the “AML Rules”). The Dealer hereby represents that it has adopted and implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations, including federal and state securities laws, applicable rules of FINRA, the PATRIOT Act and the implementing rules and regulations promulgated thereunder. In accordance with these applicable laws and regulations and its AML Program, the Dealer agrees to verify the identity of its new customers (including beneficial owners of legal entity customers); to maintain customer records; and to check the names of new customers against government watch lists, including OFAC’s list of Specially Designated Nationals and Blocked Persons. Additionally, the Dealer will monitor account activity to identify patterns of unusual size or volume, geographic factors and any other “red flags” described in the PATRIOT Act as potential signals of money laundering or terrorist financing. The Dealer will submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. Upon request by the Dealer Manager at any time, the Dealer hereby agrees to furnish (a) a copy of its AML Program to the Dealer Manager for review, and (b) a copy of the findings and any remedial actions taken in connection with the Dealer’s most recent independent testing of its AML Program. The Dealer further understands that, while the Dealer Manager is required to establish and implement an AML Program in accordance with the AML Rules, the Dealer cannot rely on the Dealer Manager’s AML Program for purposes of the Dealer’s compliance with the AML Rules. The Dealer agrees to notify the Dealer Manager immediately if the Dealer is subject to a FINRA disclosure event or fine from FINRA related to its AML Program. The Dealer also agrees to provide to the Dealer Manager any information reasonably requested by the Dealer Manager for it to meet its obligations under anti-money laundering, sanctions and other applicable laws, including, but not limited to, any of the Dealer’s customers that are listed on any sanctions lists, politically exposed persons or senior foreign political figures.

XIV.        Privacy.

The Dealer agrees as follows:

The Dealer agrees to abide by and comply in all respects with (a) the privacy standards and requirements of the GLBA and applicable regulations promulgated thereunder, (b) the privacy standards and requirements of any other applicable federal or state law, including the Fair Credit Reporting Act, as amended (“FCRA”), and (c) its own internal privacy policies and procedures, each as may be amended from time to time.

The parties hereto acknowledge that from time to time, the Dealer may share with the Partnership and the Partnership may share with the Dealer nonpublic personal information (as defined under the GLBA) of customers of the Dealer. This nonpublic personal information may include, but is not limited to a customer’s name, address, telephone number, social security number, account information and personal financial information. The Dealer shall only be granted access to such nonpublic personal information of each of its customers that pertains to the period or periods during which the Dealer served as the broker-dealer of record for such customer’s account. The Dealer, the Dealer Manager and the Partnership shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage described in this Section XIV. Except as expressly permitted under the FCRA, the Dealer agrees that it shall not disclose any information that would be considered a “consumer report” under the FCRA.

The Dealer shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event the Dealer, the Dealer Manager or the Partnership expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section XIV, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section XIV, shall be prohibited.

The Dealer shall implement commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. The Dealer further agrees to cause all its agents, representatives, affiliates, subcontractors, or any other party to whom the Dealer provides access to or discloses nonpublic personal information of customers to implement appropriate measures designed to meet the objectives set forth in this Section XIV.

XV. Sub-Agents

The Dealer shall not engage or retain, or assign or delegate its rights or obligations hereunder to, any affiliated or unaffiliated sub-agent to assist the Dealer in the offer, sale, marketing or promotion of Units . With the prior written approval of the Dealer Manager, however, the Dealer may engage or retain, or assign or delegate its rights or obligations hereunder to, any affiliated sub-agent to assist the Dealer with administrative services only (“Sub-Agents”).

The Dealer undertakes to cause each approved Sub-Agent to enter into an agreement with the Dealer, which agreement shall include all of the undertakings, agreements, representations, warranties and covenants made by the Dealer to the Ares Parties hereunder mutatis mutandis. Such agreement shall also prohibit further delegation unless the prior written consent of the Dealer Manager is given. The Dealer shall review the services provided by each of its Sub-Agents (if any) on an ongoing basis and make each Sub-Agent (if any) aware of the requirement to review the services provided by each Sub-Agent’s delegate (if any) on an ongoing basis.

Upon the request of the Dealer Manager, the Dealer shall provide the Dealer Manager with a copy of any such sub-agent agreement and/or a certificate from the Dealer to the effect that the Dealer is in compliance with paragraph two of this Section XV with respect to such Sub-Agent. The Dealer undertakes to terminate with immediate effect the appointment of any Sub-Agent upon the instruction of the Dealer Manager. The Dealer shall remain liable for any act (or failure to act) of any of its Sub-Agents that would be a breach of the terms of this Agreement had it been committed or taken by the Dealer.

The Dealer hereby covenants, represents and warrants to the Dealer Manager that no portion of the fees received by the Dealer in connection with its services hereunder shall be remitted or otherwise paid to any third party (including any finder or lobbyist) by the Dealer, other than a Sub-Agent as provided in the sentence above, without the prior written consent of the Dealer Manager, which may be given or withheld in the Dealer Manager’s sole discretion.

XVI.        Dealer’s Undertaking to Not Facilitate a Secondary Market in the Units

The Dealer acknowledges that there is no public trading market for the Units and that there are limits on the ownership, transferability and repurchase of the Units, which significantly limit the liquidity of an investment in the Units. The Dealer also acknowledges that the Partnership’s Unit Repurchase Program (the “Program”) provides only a limited opportunity for investors to have their Units repurchased by the Partnership and that the Partnership’s board of trustees may, in its sole discretion, amend, suspend, or terminate the Program at any time in accordance with the terms of the Program. The Dealer hereby agrees not to engage in any action or transaction that would facilitate or otherwise create the appearance of a secondary market in the Units without the prior written approval of the Dealer Manager.

XVII.       Arbitration

Any dispute, controversy or claim arising between the parties relating to this Agreement (whether such dispute arises under any federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”).  Any matter to be settled by arbitration shall be submitted to the AAA in Denver, Colorado, which shall be the exclusive venue for any such dispute and the parties agree to abide by all awards rendered in such proceedings.  The parties shall attempt to designate one arbitrator from the AAA, but if they are unable to do so, then the AAA shall designate an arbitrator.  The arbitration shall be final, binding, and enforceable in any court of competent jurisdiction.  The parties agree that upon application pursuant to the provisions of the Federal Arbitration Act 9 USC § 1 et seq. the court shall enter judgment upon an award made pursuant to an arbitration under this Agreement.

The Dealer agrees that the Partnership or the Dealer Manager may file an action to enjoin the Dealer from pursuing any dispute, controversy or claim arising between the parties relating to the Agreement in any forum or venue other than that specified in this Agreement (“Suit for Injunctive Relief”). The exclusive venue for any Suit for Injunctive Relief, Motion to Confirm, Motion to Modify, or Motion to Vacate an award made under this agreement shall be the United States District Court for the District of Colorado, Denver Division.  In the event the United States District Court for the District of Colorado does not have subject matter jurisdiction then such exclusive jurisdiction shall be in the District Court of Denver County, Colorado. The Dealer agrees that it is expressly waiving its right to have any dispute arising out of or related to the Agreement heard before a FINRA arbitration panel or pursuant to the FINRA Code of Arbitration Procedure.  The Dealer hereby consents to the jurisdiction of the United States District Court for the District of Colorado, Denver Division and the District Court of Denver County, Colorado for purposes of this Agreement and waives any right to challenge the exercise of personal jurisdiction or venue in connection with any action brought pursuant to this Agreement. This arbitration provision shall be binding upon the past, present, and future agents, employees, and representatives of the parties.

XVIII.     Termination

The Dealer will suspend or terminate its offer and sale of Units upon the request of the Partnership or the Dealer Manager at any time and will resume its offer and sale of Units hereunder upon subsequent request of the Partnership or the Dealer Manager. Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the mailing of such notice. This Agreement is the entire agreement of the parties and supersedes all prior agreements, if any, between the parties hereto.

This Agreement may be amended at any time by the Dealer Manager by written notice to the Dealer, and any such amendment shall be deemed accepted by the Dealer at such time as the Dealer places an order for sale of Units after the Dealer has received such notice.

The respective agreements and obligations of the Dealer Manager and the Dealer set forth in Sections IV, VI, VII, and XVII through XX of this Agreement shall remain operative and in full force and effect regardless of the termination of this Agreement.

XIX.       Use of Partnership and Ares Names

The Dealer will not, without the written consent of the Dealer Manager in each instance: (a) use in advertising, publicity or otherwise the name of any Ares Party, “Ares”, any affiliate of any Ares Party, or any director, officer or employee of any Ares Party, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by any Ares Party or affiliates thereof; or (b) represent, directly or indirectly, that any product or any service provided by the Dealer has been approved or endorsed by any Ares Party or affiliates thereof. Further, the Dealer Manager reserves the right to withdraw its consent to the use of any Ares Party’s or any affiliate of any Ares Party’s name at any time and to request to review any materials generated by the Dealer that use any Ares Party’s or any affiliate of any Ares Party’s name or mark. Any such consent is expressly subject to the continuation of this Agreement and shall terminate with the termination of this Agreement as provided herein.

XX.         Notice

All notices will be in writing and will be duly given to the Dealer Manager when mailed to 1200 17th Street, Suite 2900, Denver, Colorado 80202, and to the Dealer when mailed to the address specified by the Dealer herein.

XXI.       Attorney’s Fees and Applicable Law

In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney’s fees. This Agreement shall be construed under the laws of the State of Colorado and shall take effect when signed by the Dealer and countersigned by the Dealer Manager. Venue for any action (including arbitration) shall lie exclusively in Denver, Colorado.

XXII.      No Partnership

Nothing in this Agreement shall be construed or interpreted to constitute the Dealer as an employee, agent or representative of, or in association with or in partnership with, the Dealer Manager, the Partnership or the other Dealers; instead, this Agreement shall only constitute the Dealer as a dealer authorized by the Dealer Manager to sell the Units according to the terms set forth in the Memorandum as may be amended and supplemented from time to time and in this Agreement.

XXIII.     Electronic Communications

The Dealer Manager and its affiliates (collectively, “Ares”) may send electronic communications to the Dealer and its representatives for the monitoring, development and management of the business relationship and related communications with the Dealer and its representatives (“Business Purposes”). The Dealer shall, where requested by its representatives: (a) inform the representatives that Ares may send them communications for Business Purposes, (b) make Ares’ privacy notice available to the representatives, and (c) inform the representatives that they can opt-out of such communications. For the purposes of this section, “representative” means any person representing, or whom Ares reasonably believes is representing, the Dealer, including any financial advisers.

XXIV.     Miscellaneous

(a)            Each of the Partnership, the General Partner, the Investment Manager and their respective affiliates shall be third-party beneficiaries of this Agreement, entitled to enforce the provisions hereof directly against the Dealer as if a party hereto.

(b)            The Ares Parties may be irreparably harmed if the Dealer’s obligations hereunder are not specifically enforced and the Ares Parties would not have an adequate remedy at law in the event of an actual or threatened violation by the Dealer of its obligations hereunder. Therefore, the Dealer Manager shall be entitled to seek an injunction and/or specific performance for any actual or threatened violation or breach by the Dealer of this Agreement, without the posting of any bond, and such other relief as may be available at law or equity, including the right to recover all losses or damages suffered by the Ares Parties resulting from any such breach or threatened breach.

(c)            If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then such provision will be deemed modified to the extent necessary to render it legal, valid and enforceable, and if no such modification will render it legal, valid and enforceable, then this Agreement will be construed as if not containing such provision, and the rights and obligations of the parties hereto will be construed and enforced accordingly.

(d)            This Agreement has been jointly drafted by the parties hereto, after negotiations and consultations with their respective counsel. This Agreement will not be construed more strictly against one or more parties than against any other party.

(e)            This Agreement (including the Schedules hereto) represents the entire understanding and agreement between the parties hereto regarding the offer and sale of Units and supersedes any and all prior negotiations, representations and agreements, whether written or oral related thereto.

(f)             This Agreement may be amended at any time by the Dealer Manager by written notice to the Dealer, and any such amendment shall be deemed accepted by the Dealer upon placement of an order for sale of Units by such Dealer’s customer after the Dealer has received such notice.

(g)            This Agreement will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Neither the Dealer Manager nor the Dealer may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, and any purported assignment or other transfer of any such rights or obligations without such consent will be null and void.

(h)            This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which together will constitute but one and the same document.

(i)             Headings or captions of this Agreement are for reference only and are not to be construed in any way as part of this Agreement, nor in the interpretation of this Agreement.

THE DEALER MANAGER

ARES WEALTH MANAGEMENT SOLUTIONS, LLC

By:
Signature

Name:

Title:

Date:

We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1.	Identity of Selected Dealer

Company Name:

Type of entity:
(Corporation, Partnership or Proprietorship)

Organized in the State of:

Licensed as broker dealer all States:	Yes ☐ No ☐

If no, list all States licensed as broker dealer:

Tax ID #:

2.	Person To Receive Notices Delivered Pursuant To Section XX:

Name:

Company:

Address:

City, State and Zip:

Telephone:

Fax:

Email:

AGREED TO AND ACCEPTED BY THE DEALER:

(Dealer’s Firm Name)
By:
Signature

Name:

Title:

Date:

SCHEDULE 1
TO
SELECTED DEALER AGREEMENT WITH
ARES WEALTH MANAGEMENT SOLUTIONS, LLC

NAME OF PARTICIPATING BROKER-DEALER:

SCHEDULE 1 TO AGREEMENT DATED:

The following reflects the subscription fee, placement fee and unitholder servicing fee arrangements and expenses as agreed upon between Ares Wealth Management Solutions (the “Dealer Manager”) and you (the “Dealer”), effective as of the effective date of the Selected Dealer Agreement (the “Agreement”) in connection with the private placement offering (the “Offering”) of limited partnership units (the “Units”) of Ares Sports, Media and Entertainment Opportunities LP (the “Fund”) and Ares SME O TE LP (the “Feeder” and, together with the Fund, the “Partnership”). For the avoidance of doubt, any reference to Class S Units, Class D Units, and/or Class N Units shall include each of the Fund’s Class S Units, Class D Units, and/or Class N Units, the Fund’s Class A-S Units, Class A-D Units and/or Class A-N Units for its anchor class, the Feeder’s Class STE Units, Class DTE and/or Class NTE Units and the Feeder’s Class A-STE Units, Class A-DTE Units and/or Class A-NTE Units for its anchor class, respectively, unless otherwise indicated herein (each, a “Class”).

Subscription Fees.

Dealer may charge upfront selling commissions, placement fees, subscription fees or similar fees (“Subscription Fee”), on purchases and sales of Units on such Dealer’s brokerage platform, as set forth in “Unit Class Election” below, to the extent the Memorandum discloses that such fees may be charged for the relevant class of Units. Any Subscription Fee, including upfront placement fees or selling commissions, charged by Dealer in connection with its sale of Units will be charged in a manner consistent with the Memorandum and applicable law and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules. Purchases and sales of such Units may only be executed as purchases or repurchases between the Dealer’s customer and the Partnership. Dealer shall not execute trades of Units between its customers. For the avoidance of doubt, subscription funds may be transmitted to the Partnership net of any Subscription Fees.

Terms and Conditions of the Servicing Fees.

The payment of the unitholder servicing fee (“Servicing Fees”) to Dealer is subject to terms and conditions set forth herein and the Memorandum as may be amended or supplemented from time to time. If Dealer elects to sell Class S Units, Class D Units and/or Class N Units, eligibility to receive the Servicing Fee with respect to the Class S Units, Class D and/or Class N Units, as applicable, sold by the Dealer is conditioned upon Dealer acting as broker-dealer of record with respect to such Units and complying with the requirements set forth below, including providing unitholder and account maintenance services with respect to such Units.

(i)            the existence of an effective Selected Dealer Agreement or ongoing Servicing Agreement (as defined below) between the Dealer Manager and the Dealer, and

(ii)            the provision of the following services with respect to the Class S Units, Class D Units and/or Class N Units, as applicable, by the Dealer:

1.	assistance with recordkeeping, in accordance with Dealer’s then existing requirements, including maintaining records for and on behalf of Dealer’s customers reflecting transactions and balances of Units owned,

2.	answering investor inquiries regarding the Partnership, including distribution payments and reinvestments,

3.	helping investors understand their investments upon their request, and

4.	tender offers. For the avoidance of doubt, Dealer’s customers shall submit tender offers directly to the Partnership or its agent.

For the avoidance of doubt, Dealer is not to be considered the official books and records keeper of the Partnership. In connection with this provision, the Dealer agrees to reasonably cooperate to provide certification to the Partnership, the Dealer Manager, and its agents (including its auditors) confirming the provision of services to each particular class of unitholders upon reasonable request.

Dealer hereby represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements and is providing the above-described services.

In the event of termination of the Agreement, the Dealer Manager and Dealer shall promptly enter into a Servicing Agreement on reasonable and customary terms mutually agreed upon by Dealer and the Dealer Manager to provide for the continuation of these services by Dealer and the continuation of the payment by the Dealer Manager of the Servicing Fee with respect to the units for which Dealer continues to act as broker of record.

Subject to the conditions described herein, the Dealer Manager will reallocate to Dealer the Servicing Fee in an amount described below on Class S Units, Class D Units or Class N Units, as applicable, sold by Dealer. To the extent payable, the Servicing Fee will be payable monthly in arrears as provided in the Memorandum. All determinations regarding the Dealer’s compliance with the listed conditions in this Schedule 1 will be made by the Dealer Manager in good faith in accordance with the terms of this Agreement.

Notwithstanding the foregoing, subject to the terms of the Memorandum, at such time as the Dealer is no longer the broker-dealer of record with respect to such Class S, Class D or Class N Units or the Dealer no longer satisfies any or all of the conditions set forth above, then Dealer’s entitlement to the Servicing Fees related to such Class S, Class D and/or Class N Units, as applicable, shall cease in, and Dealer shall not receive the Servicing Fee for, that month or any portion thereof (i.e., Servicing Fees are payable with respect to an entire month without any proration). Dealer-dealer transfers will be made effective as of the start of the first business day of a month.

Thereafter, such Servicing Fees may be reallocated to the then-current broker-dealer of record of the Class S, Class D and/or Class N Units, as applicable, if any such broker-dealer of record has been designated (the “Servicing Dealer”), to the extent such Servicing Dealer has entered into a Selected Dealer Agreement or similar agreement with the Dealer Manager (“Servicing Agreement”) and such Selected Dealer Agreement or Servicing Agreement with the Servicing Dealer provides for such reallocation. In this regard, all determinations will be made by the Dealer Manager in good faith in its sole discretion. The Dealer is not entitled to any Servicing Fee with respect to Class I, Class A-I, Class F or Class E Units.

General

Servicing Fees due to the Dealer pursuant to this Agreement will be paid to Dealer within 30 days after receipt by the Dealer Manager. Dealer, in its sole discretion, may authorize Dealer Manager to deposit Servicing Fees or other payments due to it pursuant to this Agreement directly to its bank account. If Dealer so elects, the Dealer shall provide such deposit authorization and instructions in Schedule 2 to this Agreement.

The parties hereby agree that the foregoing Subscription Fees and Servicing Fees are not in excess of the usual and customary brokers’ commission received in the sale of securities similar to the Units, that the Dealer’s interest in the Offering is limited to such Subscription Fee from its customers and Servicing Fee from the Dealer Manager.

Dealer waives any and all rights to receive compensation, including the Servicing Fee, until it is paid to and received by the Dealer Manager. Dealer affirms that the Dealer Manager’s liability for Servicing Fees is limited solely to the proceeds of the Servicing Fee receivable from the Partnership and Dealer hereby waives any and all rights to receive any reallowance of the Servicing Fee due until such time as the Dealer Manager is in receipt of the Servicing Fee from the Partnership. Dealer affirms that neither the Partnership nor the Dealer Manager have any obligation to the Dealer with respect to any Subscription Fees or other fees, including upfront selling commissions or placement fees, Dealer may charge to its customer.

Dealer shall furnish Dealer Manager and the Partnership with such information as shall reasonably be requested by the Partnership with respect to the fees paid to Dealer pursuant to this Schedule 1, and Dealer shall notify Dealer Manager if Dealer is not eligible to receive Subscription Fees and/or Servicing Fees at the time of purchase.

Due Diligence

As set forth in the Memorandum, the Dealer Manager or, in certain cases at the option of the Partnership, the Partnership, will pay or reimburse the Dealer for reasonable bona fide due diligence expenses incurred by the Dealer in connection with the Offering. Such due diligence expenses may include travel, lodging, meals and other reasonable out-of-pocket expenses incurred by the Dealer and its personnel when visiting the Partnership’s offices or properties to verify information relating to the Partnership or its properties. The Dealer shall provide a detailed and itemized invoice for any such due diligence expenses and shall obtain the prior written approval from the Dealer Manager for such expenses, and no such expenses shall be reimbursed absent a detailed and itemized invoice. All such reimbursements will be made in accordance with, and subject to the restrictions and limitations imposed under the Memorandum, FINRA rules and other applicable laws and regulations.

The Dealer, in its sole discretion, may authorize the Dealer Manager to deposit such fees due to it pursuant to this Agreement directly to its bank account. If the Dealer so elects, the Dealer shall provide such deposit authorization and instructions in Schedule 2 to this Agreement.

Unit Class Election

CHECK EACH APPLICABLE BOX BELOW IF DEALER ELECTS TO PARTICIPATE IN THE LISTED UNIT CLASS

The Fund

☐ Class S Units	☐ Class D Units	☐ Class N Units
☐ Class A-S Units	☐ Class A-D Units	☐ Class A-N Units

The Feeder

☐ Class STE Units	☐ Class DTE Units	☐ Class NTE Units
☐ Class A-STE Units	☐ Class A-DTE Units	☐ Class A-NTE Units

The following reflects the Subscription Fee arrangement and/or the Servicing Fees as agreed upon between the Dealer Manager and the Dealer for the applicable Unit Class.

______ (Initials)	No upfront selling commission but dealers may charge a Subscription Fee up to 3.5% of the NAV per Class S, Class A-S, Class STE and Class A-STE Unit sold in the Offering	By initialing here, the Dealer hereby agrees to the terms of the Agreement and this Schedule 1 with respect to the Class S Units.
______ (Initials)	Servicing Fee of 0.85% per annum of the aggregate NAV of outstanding Class S, Class A-S Unit, Class STE and Class A-STE Units as of the last day of each month

By initialing here, the Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule 1. Should the Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. The Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

______ (Initials)	No upfront selling commission but dealers may charge a Subscription Fee up to 2.0% of the NAV per Class D, Class A-D, Class DTE and Class A-DTE Unit sold in the Offering	By initialing here, the Dealer hereby agrees to the terms of the Agreement and this Schedule 1 with respect to the Class D Units.
______ (Initials)	Servicing Fee of 0.25% per annum of the aggregate NAV of outstanding Class D, Class A-D, Class DTE and Class A-DTE Units as of the last day of each month

By initialing here, Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule 1. Should the Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. The Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

______ (Initials)	No upfront selling commission but dealers may charge a Subscription Fee up to 2.0% of the NAV per Class N, Class A-N, Class NTE and Class A-NTE Unit sold in the Offering	By initialing here, the Dealer hereby agrees to the terms of the Agreement and this Schedule 1 with respect to the Class N Units.

______ (Initials)	Servicing Fee of 0.50% per annum of the aggregate NAV of outstanding Class N, Class A-N, Class NTE and Class A-NTE Units as of the last day of each month

By initialing here, Dealer agrees to the terms of eligibility for the Servicing Fee set forth in this Schedule 1. Should the Dealer choose to opt out of this provision, it will not be eligible to receive the Servicing Fee and initialing is not necessary. The Dealer represents by its acceptance of each payment of the Servicing Fee that it complies with each of the above requirements.

DEALER MANAGER

ARES WEALTH MANAGEMENT SOLUTIONS, LLC

By:

Name:

Title:

DEALER

(Print Name of Dealer)

By:

Name:

Title:

SCHEDULE 2
TO
SELECTED DEALER AGREEMENT WITH
ARES WEALTH MANAGEMENT SOLUTIONS, LLC

NAME OF DEALER:

SCHEDULE 2 TO AGREEMENT DATED:

The Dealer hereby authorizes the Dealer Manager or its agent to deposit payments due to it pursuant to the Selected Dealer Agreement in the manner specified below. This authority will remain in force until the Dealer notifies the Dealer Manager in writing to cancel it. In the event that the Dealer Manager deposits funds erroneously into the Dealer’s account, the Dealer Manager is authorized to debit the account with no prior notice to the Dealer for an amount not to exceed the amount of the erroneous deposit.

Payment Method

☐ Check

Mailing Address:___________________________

Attention:_________________________________

City:________________                State: __________                      Zip: ____________

☐ ACH

ABA Number:________________________________

Bank Name:__________________________________

Account Number:______________________________

Reference: _____________________________________

Mailing Address:_________________________________

City:___________________         State:________________         Zip:_____________

Payment Backup

☐ Hard Copy

☐ Mail to address listed above

☐ Mail to a different address:

Mailing address: __________________________________________

City:_________________          State:______________                 Zip:_____________

☐ Internet Dealer Commission (IDC) – Please go to www.dstidc.com to sign up for access to commission files.

If you have any questions regarding commissions, please contact wmsoperations@aresmgmt.com or Amber Ingram aingram@aresmgmt.com.

Appendix A

Dealer Manager Agreement

(Attached)

SCHEDULE 3
TO
SELECTED DEALER AGREEMENT WITH
ARES WEALTH MANAGEMENT SOLUTIONS, LLC

FORM “CLEAR AND PROMINENT” DISCLOSURE